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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                                 March 5, 2002
               Date of Report (Date of earliest event reported)


                          UNIFAB INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


         LOUISIANA                     0-29416               72-1382998
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)       Identification No.)


                                5007 PORT ROAD
                         NEW IBERIA, LOUISIANA  70562
              (Address of principal executive offices) (Zip Code)



                                (337) 367-8291
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.

See the attached Press Release.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  No financial statements are filed with this report.

(b)  No pro forma financial information is filed with this report.

(c)  Exhibits.

     99.1  Press release issued by the Company on March 6, 2002.

     99.2 Waiver and Second Amendment to Amended and Restated Credit Agreement dated March 5, 2002.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         By:  /s/ Peter J. Roman
                              -----------------------------------------------
                                              Peter J. Roman
                              Vice President and Chief Financial Officer
                              (Principal Financial and Accounting Officer)
Dated:  March 12, 2002